Exhibit 99.1

llumina to Acquire GRAIL to Launch New Era of Cancer Detection

Accelerates Commercialization and Adoption of Transformative Multi-Cancer Screening Test with Potential to Detect More Cancers Earlier and Enable Better Outcomes

Adds Multi-Disciplinary Team and Capabilities Harnessing the Power of Next-Generation Sequencing (NGS), Population Scale Clinical Studies, and Machine Learning to Address One of Medicine’s Greatest Challenges

Brings Significant New Growth Opportunities in the Clinical Setting

NGS Oncology Testing Total Addressable Market Anticipated to Grow to $75 Billion by 2035

SAN DIEGO and MENLO PARK, Calif – (BUSINESS WIRE) – September 21, 2020 – Illumina, Inc. (NASDAQ: ILMN) and GRAIL, a healthcare company whose mission is focused on multi-cancer early detection, today announced they have entered into a definitive agreement under which Illumina will acquire GRAIL for cash and stock consideration of $8 billion upon closing of the transaction.  In addition, GRAIL stockholders will receive future payments representing a tiered single digit percentage of certain GRAIL-related revenues. The agreement has been approved by the Boards of Directors of Illumina and GRAIL.

“Over the last four years, GRAIL’s talented team has made exceptional progress in developing the technology and clinical data required to launch the GalleriTM multi-cancer screening test.  Galleri is among the most promising new tools in the fight against cancer, and we are thrilled to welcome GRAIL back to Illumina to help transform cancer care using genomics and our NGS platform,” said Francis deSouza, Illumina’s President and Chief Executive Officer. “Together, we have an important opportunity to introduce routine and broadly available blood-based screening that enables early cancer detection when treatment can be more effective and less costly.  Multi-cancer early detection is better for patients, their physicians, and payors.  As we accelerate our path to clinical leadership and the path to multi-cancer early detection, we will continue to drive significant value creation for our stockholders.”

“Cancer is one of society’s most significant challenges, with most cancer being detected too late,” said Hans Bishop, Chief Executive Officer of GRAIL.  “We believe multi-cancer early detection technology could address a tremendous unmet need and reduce the cancer burden worldwide.  Combining forces with Illumina enables broader and faster adoption of GRAIL’s innovative, multi-cancer early detection blood test, enhancing patient access and expanding global reach.  We are excited about this next step in our journey to transform cancer detection and outcomes and create value for patients and their families and communities, health care providers and payors, employers, and stockholders.”

GRAIL was founded by Illumina in 2016 and was spun out as a standalone company, powered by Illumina’s NGS technology, to develop state-of-the-art data science and machine learning and create the atlas of cancer signals in the blood, enabling multi-cancer early detection tests.  GRAIL raised approximately $2 billion to support its innovative technology platform and develop Galleri.  An earlier version of Galleri was able to detect more than 50 cancer types, over 45 of which have no recommended screening in the United States.  Galleri is expected to launch commercially in 2021 as a multi-cancer, laboratory developed test for early cancer detection from blood.  GRAIL plans to follow Galleri with future blood-based tests for cancer diagnosis, detection and post-treatment monitoring of cancer patients.

Strategic Benefits

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Increases Illumina’s Directly Accessible Total Addressable Market and Offers Multiple Future Growth Opportunities.  GRAIL extends Illumina’s portfolio to include cancer screening, diagnosis and cancer monitoring, creating a portfolio of best-in-class, proprietary tests in each of the major oncology testing application areas. Oncology test utilization and payor coverage is accelerating, and the total NGS oncology opportunity is expected to grow at a CAGR of 27% to $75 billion in 2035.

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Accelerates Adoption of NGS-Based Early Multi-Cancer Detection Test to Reach More Patients Faster.  Illumina plans to leverage its global scale, manufacturing and clinical capabilities to support GRAIL’s commercialization efforts, realize the total addressable market potential and drive significant growth in the clinical value chain.

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Enhances Illumina’s Position in Clinical Genomics.  NGS is poised to revolutionize oncology care, and this acquisition allows Illumina to participate more fully in the high value clinical solutions that are enabled by its NGS sequencing technology.  With GRAIL, Illumina will continue as a leading sequencing innovator and partner, while also becoming a proprietary test provider.

Transaction Details

Under the terms of the agreement, at closing, GRAIL stockholders (including Illumina) will receive total consideration of $8 billion, consisting of $3.5 billion in cash and $4.5 billion in shares of Illumina common stock, subject to a collar.  Illumina currently holds 14.5% of GRAIL’s shares outstanding, and approximately 12% on a fully diluted basis.

The collar on the stock consideration will ensure that GRAIL stockholders excluding Illumina receive a number of Illumina shares equal to approximately $4 billion in value if the 20-trading-day volume weighted average price of Illumina stock as of 10 trading days prior to closing is between $295 and $399.  GRAIL stockholders excluding Illumina will receive approximately 9.9 million Illumina shares if the 20-trading-day volume weighted average price of Illumina stock as of 10 trading days prior to closing is above $399 and approximately 13.4 million Illumina shares if the 20-trading-day volume weighted average price of Illumina stock as of 10 trading days prior to closing is below $295.  Upon closing of the transaction, current Illumina stockholders are expected to own approximately 93% of the combined company, while GRAIL stockholders are expected to own approximately 7% based on the mid-point of the collar.

The cash consideration to GRAIL stockholders excluding Illumina of approximately $3.1 billion is expected to be funded using balance sheet cash of both Illumina and GRAIL plus up to $1 billion in capital raised through either a debt or equity issuance. In advance of this anticipated issuance, Illumina has obtained financing commitments for a $1.0 billion bridge facility with Goldman Sachs Bank USA.

In connection with the transaction, GRAIL stockholders will also receive contingent value rights, which will entitle holders to receive future payments representing a pro rata portion of certain GRAIL-related revenues each year for a 12-year period.  This will reflect a 2.5% payment right to the first $1 billion of revenue each year for 12 years.  Revenue above $1 billion each year would be subject to a 9% contingent payment right during this same period.  Illumina will offer GRAIL stockholders the option to receive additional cash and/or stock consideration, in an amount to be determined prior to closing, in lieu of the contingent value rights.

 We expect the transaction will be accretive to Illumina revenue starting in 2021, and to meaningfully accelerate revenue growth over time.

Structure and Approvals

The transaction is subject to customary closing conditions, including applicable regulatory approvals. Illumina expects to close the transaction in the second half of 2021.

Following the completion of the transaction, GRAIL will operate as a standalone division within Illumina with a dedicated leadership team to ensure continuation of GRAIL’s success.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor and Cravath, Swaine & Moore LLP is serving as legal advisor to Illumina.  Morgan Stanley & Co. LLC is serving as exclusive financial advisor and Latham & Watkins LLP is serving as legal advisor to GRAIL.

Conference Call Information

Illumina will host a conference call to discuss the transaction today, September 21, 2020 at 8:00 a.m. EDT.

Interested parties may access the live teleconference through the Investor Relations section of Illumina’s web site under the “company” tab at www.illumina.com. Alternatively, individuals can access the call by dialing the Toll-Free Dial-In Number: (866) 211-4597, or the International Dial-In Number: (647) 689-6853 outside North America, both with passcode 2245817.  Following the call, a replay will be posted on Illumina website and will be available for at least 30 days following posting.

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About GRAIL
GRAIL is a healthcare company whose mission is to detect cancer early, when it can be cured. GRAIL is focused on saving lives and improving health by pioneering new technologies for early cancer detection. The company is using the power of next-generation sequencing, population-scale clinical studies, and state-of-the-art computer science and data science to overcome one of medicine’s greatest challenges. GRAIL is headquartered in Menlo Park, California, with locations in Washington, D.C., North Carolina, and the United Kingdom. It is supported by leading global investors and pharmaceutical, technology, and healthcare companies.

About Illumina

Illumina is improving human health by unlocking the power of the genome. Our focus on innovation has established us as the global leader in DNA sequencing and array-based technologies, serving customers in the research, clinical and applied markets. Our products are used for applications in the life sciences, oncology, reproductive health, agriculture and other emerging segments. To learn more, visit www.illumina.com and connect with us on Twitter, Facebook, LinkedIn, Instagram, and YouTube.

Additional Information and Where to Find It

In connection with the proposed transaction, Illumina intends to file with the SEC a registration statement on Form S-4 that will include a preliminary prospectus with respect to Illumina’s common stock and contingent value rights to be issued in the proposed transaction and a consent solicitation statement of GRAIL in connection with the proposed transaction.  Illumina may also file other documents with the SEC regarding the proposed transaction.  This document is not a substitute for consent solicitation statement/prospectus or registration statement or any other document which Illumina may file with the SEC.  INVESTORS AND SECURITY HOLDERS OF GRAIL ARE URGED TO READ THE REGISTRATION STATEMENT, WHICH WILL INCLUDE THE CONSENT SOLICITATION STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the registration statement on Form S-4 (when available), which will include the consent solicitation statement/prospectus, and other documents filed with the SEC by Illumina through the website maintained by the SEC at www.sec.gov, through Illumina’s Investor Relations page (investor.Illumina.com) or by writing to Illumina Investor Relations, 5200 Illumina Way, San Diego, CA 92122.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” similar expressions and variations or negatives of these words.  Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof.  These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all.  Important risk factors that may cause such a difference include, but are not limited to: (i) the proposed transaction may not be completed on anticipated terms and timing, (ii) a condition to closing of the transaction may not be satisfied, including obtaining regulatory approvals, (iii) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of Illumina’s business after the consummation of the transaction, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, (v) any negative effects of the announcement, pendency or consummation of the transaction on the market price of Illumina’s common stock and on Illumina’s operating results (vi) the risks and costs associated with the integration of, and the ability of Illumina to integrate, GRAIL’s business successfully and to achieve anticipated synergies, (vii) risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (viii) the risks and costs associated with the development and commercialization of, and Illumina’s ability to develop and commercialize, GRAIL’s products; (ix) the risk that disruptions from the proposed transaction will harm Illumina’s business, including current plans and operations, (x) legislative, regulatory and economic developments, (xi) the other risks described in Illumina’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q and in the registration statement on Form S-1 filed with the SEC by GRAIL on September 9, 2020, as amended on September 17, 2020, and (xii) management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the consent solicitation statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction.  While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.  Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.  Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Illumina’s financial condition, results of operations, credit rating or liquidity.  Illumina does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contacts:

Media:
Karen Birmingham, PhD
646-355-2111
kbirmingham@illumina.com

Matt Burns
518-423-5907
mburns@grailbio.com

Investors:
Jacquie Ross, CFA
858-882-2172
ir@illumina.com

For GRAIL Stockholders:John Craighead, PhD
650-484-0690
jcraighead@grailbio.com